SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2000
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of Principal Executive Offices)(Zip Code)

(901) 495-6500
(Registrant's Telephone Number, Including Area Code)

(Not applicable)
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

        (c) Exhibits

        99.1     Statistical Information

Item 9.  Regulation FD Disclosure

        Attached to this Current Report as Exhibit 99.1 are certain statistical information of the Company through August 26, 2000.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                      AUTOZONE, INC.

Date: November 15, 2000                                                             By: /s/ Robert J. Hunt
                                                                                                           Robert J. Hunt
                                                                                                           Executive Vice President
                                                                                                               & Chief Financial Officer

EXHIBIT INDEX

            99.1         Statistical Information